Investor Presentation March 2021

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward- looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our prospectus dated August 13, 2020, relating to our initial public offering, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2020 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from the novel coronavirus (COVID-19). We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.

Company & Investment Highlights 3 NETSTREIT Is Built on a Foundation of Strength on Both Sides of the Balance Sheet, Led by Seasoned Leadership Team with Exceptional Track Record High-Quality, Diversified, and Defensive Net Lease Retail Portfolio Conservative Capitalization to Support Accretive Growth Active Asset Management to Achieve Optimal Portfolio Performance2 Disciplined Underwriters with Dual Focus on Credit AND Real Estate3 Multifaceted Investment Strategy Leveraging Deep Industry Relationships4 1 Strategy Overview and Performance Platform Positioned for Scale5

NETSTREIT STRATEGY BY THE NUMBERS1 Strategy Overview and Performance 4 Investment grade tenancy provides defensive, consistent performance through economic cycles ▪ High-quality tenancy creates bond-like leases with high rent collections during times of disruption ▪ 78% of portfolio consisted of investment grade tenants, or tenants with an investment grade profile Defensive nature of NETSTREIT portfolio strategy ▪ Focused on defensive industries such as necessity, discount, or service-oriented retailers, with e-commerce resistant strategies ▪ No exposure to experiential retail Source: Company data. Portfolio data represents portfolio as of 12/31/2020 unless otherwise noted. 1. Figures represent percentage of ABR unless otherwise noted. 2. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. 3. Defensive retail tenancy based on rent from tenants in necessity, discount or service-oriented industries. 4.NETSTREIT rent collection percentages are based on actual cash rent collected divided by contractual rent prior to any COVID-19 related lease modifications. 5. NETSTREIT has collected 100% of rent in accordance with in-place lease agreements from June 2020 to December 2020. Investment Grade Tenancy 70.0% Investment Grade Profile Tenancy2 8.0% Defensive Retail Tenancy3 90.5% Rent Collections4: Q4 2020 100.0% Q3 2020 98.1% Q2 2020 87.2% Unresolved Requests for COVID Related Rent Relief5 0% Experiential Retail Exposure (Cinemas, Fitness, Childcare, Family Entertainment) 0% 1 High level of rent collections ▪ 100% of tenants paid pre-COIVD contractual rent in the fourth quarter NETSTREIT’s focus on defensive, credit tenancy in essential industries is a deliberate and longstanding strategy, rather than a reactionary shift to a post- COVID-19 world

NTST’s Stable, Defensive Cash Flow Profile Drives Superior Risk-Adjusted Returns 5 Rent Collections Source: Company Filings, SNL Financial. 1. SRC includes only October and November 2020 collections. 2. NNN and NTST investment grade concentrations are as of 4Q20 and FCPT is as of 2Q20, all others as of 3Q20. EPRT and STOR investment grade concentration assumed to be 0%, although it is not disclosed by either company. 3. Metrics as of 4Q20 for FCPT, NNN and NTST, all others as of 3Q20. 4Q20 Rent Collections1 3Q20 Rent Collections 2Q20 Rent Collections 100% 100% 99% 96% 94% 93% 91% 90% NTST FCPT ADC NNN O SRC EPRT STOR Investment Grade %2,3 Lease Rollover3 99% 98% 97% 93% 90% 90% 90% 87% FCPT NTST ADC O NNN EPRT SRC STOR 92% 90% 87% 87% 75% 73% 69% 69% FCPT ADC NTST O SRC STOR EPRT NNN 0.6% 0.7% 1.6% 2.1% 5.3% 11.2% 13.8% 15.6% 10.5 14.6 14.0 10.2 9.8 10.7 9.9 9.0 NTST EPRT STOR FCPT ADC NNN SRC O Lease Rollover % ('21-'23) WALT 66% 71% 70% 62% 49% 24% 19% 0% 0% FCPT NTST ADC O SRC NNN STOR EPRT Darden 1

8.9% 8.6% 7.6% 6.5% 5.3% 4.8% 4.6% 3.2% 3.0% 2.9% Portfolio Overview 6 Sources: Company data. Portfolio data represents portfolio as of 12/31/2020. High-quality, diversified portfolio consisting of 70% investment grade tenants across 38 states Key Portfolio Stats Properties 203 States 38 Portfolio Square Feet (in millions) 3.7 Tenants 56 Industries 23 % Occupancy 100.0% % Investment Grade Tenants (by ABR) 70% % Defensive Industry Exposure (by ABR) 91% Weighted Average Lease Term Remaining (Years) 10.5 Lease Turnover Through 2024 (by ABR) 0.9% National Footprint Across Attractive Markets Top 10 Tenants by % of ABR Investment Grade Rated Baa2 / AA- Baa2 / BBB Aa2 / AA Baa2 / BBB High-Quality Unrated 2 >1% and <3% ABR <1% ABR >5% and <10% ABR >3% and <5% ABR 0% ABR AK HI WA OR MT CA AZ WY NV ID UT CO NM TX OK ND SD NE KS LA AR MO IA MN WI IL IN MI OH KY TN FL MS AL GA SC NC VAWV PA DE NJ NY ME VT NH MA MD CT RI >10% ABR Baa2 / BBB A2 / A Baa1 / BBB+ Baa2 / BBB- Baa1 / BBB

Convenience Stores: Discount Retail: Home Improvement: Auto Parts: Drug Stores & Pharmacies: Portfolio Diversification In Defensive Retail Sectors 7 Source: Company data. Portfolio data represents portfolio as of 12/31/2020. Note: Due to rounding, respective defensive retai l sector exposure may not precisely reflect the absolute figures. NETSTREIT offers a national diversified portfolio comprised primarily of defensive retail tenants Top Industries (% of ABR)Necessity Discount Other 1 16% 2 11% 3 10% 4 10% 5 9% Service 2 90.5% of ABR Necessity Discount Service 9.5% 53.2% 17.6% 19.7%

Pre-144A (12/23/19) 144A to IPO IPO (8/13/20) Since IPO Current (12/31/20) Properties 93 70 163 40 203 States 28 6 34 4 38 Portfolio Size 1.4M SF 1.6M SF 3.0M SF 0.7M SF 3.7M SF ABR $17.8M $16.7M $34.5M $7.3M $41.8M Acquisition Volume – ~$264M – ~$146M – Acquisition Cap Rate – 6.6% – 6.8% – Value of Dispositions – ~$2M – ~$31M – Disposition Cap Rate – 5.8% – 6.8% – Gross Asset Value ~$247M ~$262M ~$509M ~$115M ~$624M IG & IG Profile Concentration 1,2 64% +8% 72% +6% 78% Top 10 Tenant Concentration 1 64% (7%) 57% (2%) 55% Per Randy H Top Five Tenants 1 6.4% 7.5% 7.9% 8.9% 11.9%Baa2 / BBB Baa2 / BBB Baa1 / BBB+ Baa2 / BBB Baa2 / BBB- 4.9% 5.2% 6.1% 7.9% 12.7%Baa1 / AA- Aa2 / AA Baa2 / BBB IG Profile Baa1 / BBB+ 5.3% 6.5% 7.6% 8.6% 8.9%Baa1 / AA- Baa1 / BBB+ Baa2 / BBB- Aa2 / AA Baa2 / BBB NTST Portfolio Transformation 8 Source: Company Filings and Company-provided data. 1. Calculated as % of ABR. 2. IPO and Current include high quality unrated tenants with investment grade credit metrics that have not received an investment rating. NETSTREIT has prudently allocated offering proceeds and recycled capital to grow the scale of its asset base while also improving portfolio quality through further diversification and increased exposure to defensive credit tenancy $115 ( 5~$262M 2

$74.2 $150.5 $102.6 $81.2 1Q'20 2Q'20 3Q'20 4Q'20 Completed Acquisitions New Quarterly Acquisitions 2020 Quarterly Investment Activity 9 Source: Company data. Portfolio data represents portfolio as of 12/31/2020. 1. Measured quarterly acquisition at purchase price divided by portfolio at the beginning of the quarter shown. ($ in millions) Average Acquisition Activity per Quarter = $102 million Cumulative Acquisitions in 2020 Properties Acquired: 4 124 Total Acquisitions 24 44 30 26 $224.7 $327.3 $408.5

Active Asset Management 10 NETSTREIT continuously tracks property performance and stratifies the portfolio to achieve consistent cash flows and balanced growth for its investors Source: Company data. Since inception, the Company has disposed of 47 properties totaling approximately $136.3 million, while also acquiring high-quality assets that have enhanced scale and materially improved portfolio performance metrics Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Pursue opportunities that align with objectives Practice disciplined underwriting strategy Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Disciplined Acquisitions Perpetual Stratification Active Monitoring Existing portfolio has been carefully curated 2

3 Three-Part Underwriting Philosophy

NETSTREIT leverages a disciplined, three-pronged approach to underwriting potential acquisitions which positions the Company to benefit from superior downside protection on its investments

Level of Underwriting Emphasis

A — TENANT CREDIT UNDERWRITING

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- For Non-IG tenants, establish NETSTREIT implied credit rating

B — REAL ESTATE VALUATION

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C — UNIT-LEVEL PROFITABILITY

- Determine rent coverage (min. 2.0x) and cost variability
- Assess relative to corporate stability / real estate merits

NETSTREIT 11

3 (A) Tenant Credit Underwriting

NETSTREIT employs a credit-focused underwriting strategy for all tenants – the MOST IMPORTANT element **of the Company's underwriting process that drives stable revenue and long**-term return on investment

	Investment Grade (rated)	Investment Grade Profile (unrated)	Sub-IG (rated) & Sub-IG Profile (unrated)[(1)]

Description	• Validated financial strength and stability
	• Professional management with standardized operational practices
	• Focus on corporate guarantee credit
	• Lower relative yields
	• Higher competition for deals
		• IG-caliber balance sheets without explicit rating
		• Threshold metrics:
		  • >$1B in Sales
		  • Max Debt / Unadjusted EBITDA of 2.0x
			• Well-capitalized retailers
			• National footprint with strong brand equity
			• Focus on real estate quality / unit-level profitability
			• Higher relative yields
			• Lower competition for deals

Durability	*Defensive, consistent performance through economic cycles*		• Coverage and credit enhancements required given more susceptible to market disruptions
% Of ABR[1]	70%	8%	22%
	78% Total		
Lease Terms (WALT, Rent Bumps, etc.)	Less negotiating leverage	More negotiating leverage	Most negotiating leverage
Representative Tenants	Walgreens, Kroger, 7-Eleven, Walmart, Lowe's, Firestone, Starbucks Coffee, Target, Advance Auto Parts	Ollie's Bargain Outlet, Chick-fil-A, Northern Tool + Equipment, Hobby Lobby	KFC, Chili's, Caribou Coffee, Spec's Wines-Spirits-Finer Foods, Camping World, Bojangles, Jack's, Burlington

Source: Company data. Portfolio data represents portfolio as of 12/31/2020. 1. IG stands for investment grade.

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3 (A) Focus on Investment Grade Tenants

Investment grade tenants have outperformed during economic downturns and largely avoided bankruptcy

Major Net Lease Retail Tenant Bankruptcies (2009 – 2020)

Retail Tenant	Bankruptcy Filing Date	Best Credit Rating Prior to Filing (S&P / Moody's)[1]	Investment Grade?
Art Van	Mar-20	NR / NR	✗
Shopko	Jan-19	BB- (May-01) / B2 (Apr-01)	✗
sears	Oct-18	BB+ (Mar-05) / Ba1 (Mar-05)	✗
Mattress Firm	Oct-18	B+ (Sep-15) / B1 (July-15)	✗
Toys R Us	Sep-17	BB (Mar-04) / B1 (Aug-10)	✗
Gander Mtn.	Mar-17	NR / NR	✗
Sports Authority	Mar-16	B (Mar-06) / B2 (Mar-06)	✗
Buffets, Inc.	Jan-12	B (Nov-04) / NR	✗
Borders Group	Feb-11	NR / NR	✗
Sportsman's Warehouse	Mar-09	NR / NR	✗

Sources: Capital IQ, Company data, The Deal Pipeline, Bloomberg, SNL Financial 1. Indicates best credit rating held after 1/1/2005 and date when the respective credit rating was assigned. Some credit ratings are pre-2005.

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Real Estate Valuation 14 Real Estate closely follows Credit as a top priority: NETSTREIT utilizes a ground-up framework rooted in real estate fundamentals to underpin its valuation and further quantify the upside potential for a transaction Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Replacement rent versus current rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors B3

Unit-Level Profitability 15 In assessing unit-level financial performance, NETSTREIT focuses on mission-critical properties with strong rent coverage and higher variability in operating costs Obtain Financial Information Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Sales (per data vendors) • EBITDAR margin (per financials) • Rent (known quantity) • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio ✓ C3

4 Portfolio Strategy / Investment Philosophy

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Industries[1]	Primarily	91%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	78% (70% Investment Grade Credit and 8% Investment Grade Profile)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10M Avg. Asset Size	$3.1M Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	>10 Year WALT	10.5 Year WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	16% Industry 55% Top 10 Tenants 17% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data. Portfolio data represents portfolio as of 12/31/2020. 1. Portfolio statistics by percentage of ABR.

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Growth Strategy: Generating Both Quality & Quantity 17 The Company utilizes a multi-faceted growth strategy to deploy capital in a variety of investment structures in the Net Lease Retail sector, allowing it greater flexibility to build its portfolio from a larger opportunity set Investment Type Description Investment Source Commentary Current Owners Brokerage Network Development Partners Tenant Relationships Private Equity Existing Stabilized Acquire operating properties on the open market • Deepest and most liquid opportunity set • Actively monitored    Blend & Extend Acquire single-tenant property with short-term lease • Blend existing rent rate with new rate to extend lease term to at least 12 years    Build-to-Suit ("BTS") Fund construction for single-tenant property with long-term lease • Key driver of higher risk-adjusted returns • Collaborate in design and construction of property    Reverse Build-to-Suit Acquire a BTS property upon completion • Strong tenant relationship upon acquisition • Long lease terms, higher cap rates, comparable risk    Sale- Leaseback Acquire single-tenant property with a simultaneous long-term lease back to the seller • Capitalize on likelihood of increased corporate real estate monetization in light of current disruption    4

Acquisition Case Study: Investment Grade (rated) 18 Walmart Supercenter and Sam’s Club – Tupelo, MS Sources: S&P Global Market Intelligence, Company data. Market data as of 3/4/2021. 1. Represents the twelve months ended 1/31/2021. 2. Reflects long-term debt outstanding as of 1/31/2021. Recession Proof Tenant with Long Lease Term • Acquisition of one Walmart Supercenter and one Sam’s Club by partnering with and concurrently closing with a shopping center acquirer who purchased the remainder of the center • Both brands owned by Walmart Inc. (NYSE: WMT) • Blue-chip investment grade tenant • Proven history of performing through economic downturns • Increases NETSTREIT’s defensive retail exposure • 12 years of new lease terms 12 Years New Lease Terms 2 Properties $17.0M Purchase Price 6.6% Acquisition Cap Rate $559.2B Tenant Sales1 Essential Designation During COVID-19 $41.2B Debt on Balance Sheet2 0.0% Avg. Annual Rent Increases $361.8B Market Capitalization AA / Aa2 S&P/Moody’s Credit Rating Acquisition Completed: July 2020 4

Acquisition Case Study: Sub-Investment Grade (rated) 19 Floor & Decor – La Quinta, CA Sources: S&P Global Market Intelligence, Company data. Market data as of 3/4/2021. 1. Represents the twelve months ended 12/31/2020 2. Reflects long-term debt as of 12/312020 E-Commerce Resistant Tenant at Attractive Price • First exposure to Floor & Decor (NYSE: FND) • Exemplifies NETSTREIT’s ability to partner with developers and buyers to acquire undervalued assets • Purchase of the property from a mixed-use buyer who did not want the retail exposure • Replacement tenant with 2nd generation rents next to a thriving Walmart Supercenter • Mitigates the downside related to Floor & Decor’s sub-investment grade rating • Enhances the e-commerce resistance of current portfolio 10 Years New Lease Term 1 Property $9.6M Purchase Price 8.5% Acquisition Cap Rate $2.4B Tenant Sales1 Essential Designation During COVID-19 $207.2M Debt on Balance Sheet2 2.0% Avg. Annual Rent Increases $9.2B Market Capitalization BB- / Ba3 S&P/Moody’s Credit Rating Acquisition Completed: June 2020 4

Acquisition Case Study: Investment Grade (rated) 20 Target – Kingston, MA Sources: S&P Global Market Intelligence, Company data. Market data as of 3/4/2021. 1. Represents the twelve months ended 01/30/2021 2. Reflects long-term debt as of 1/30/2021 3. Nielsen estimates Strong-Performing Location with High Likelihood of Renewal at Attractive Price • First exposure to Target (NYSE: TGT) • Ground lease with below market rents ($2.81/sf) provides strong downside protection • Current adjacent luxury multi-family redevelopment provides catalyst for future increase in foot traffic • Addition of omnichannel retail with strong demographics 7 Years Remaining Lease Term 1 Property $5.5M Purchase Price 6.5% Acquisition Cap Rate $92.4B Tenant Sales1 Essential Designation During COVID-19 $11.5B Debt on Balance Sheet2 2.54% Avg. Annual Rent Increases $86.2B Market Capitalization A / A2 S&P/Moody’s Credit Rating Acquisition Completed: December 2020 4

4 Acquisition/Disposition Case Study: Investment Grade (rated)

7-Eleven – Texas

Acquisition Completed: June 2020; Disposition Completed: October and November 2020


ELEVEN

Acquisition	Disposition
$71.5M Acquisition Price	$9.8M Disposition Price
5.9% Acquisition Cap Rate	5.0% Disposition Cap Rate
17 Properties	2 Properties
15.0 Years Remaining Lease Term	14.7 Years Remaining Lease Term

AA- / Baa2

S&P/Moody's Credit Rating

Portfolio Execution with Subsequent Accretive Dispositions to Reduce Exposure

- Example of platform's ability to acquire large, high quality portfolios, and selectively exit assets in the acquired portfolio at accretive pricing
- Value creation through the strategic disposition of properties
  - Dispositions were executed at accretive cap rates (~15% lower than going in cash cap rate)
- Exited assets were internally viewed as the weaker assets in the portfolio

Sources: Company data.

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Senior Leadership 22 Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017. Seasoned leadership team with significant net lease retail and public company experience Mark Manheimer President, CEO & Director Mr. Manheimer leads the overall strategy, acquisitions, underwriting, and asset management for the company Prior experience includes: • EB Arrow; CIO of the Single-Tenant Net Lease Group • Spirit Realty Capital (NYSE: SRC); EVP, Head of Asset Management from 2012 through 2016 • Member of Investment Committee • Led restructuring and extension of the largest tenant’s master lease, as well as subsequent sales of the assets leased to the tenant • Led due diligence in merger that doubled company size • Cole Real Estate Investments; Head of Sale-Leaseback Acquisitions from 2009 through 2012 • Realty Income Corporation (NYSE: O); Director of Underwriting from 2005 through 2009 Prior experience includes: • First Potomac Realty Trust (NYSE: FPO)1; EVP, CFO and Treasurer from 2012 through 2017 • Leading role in FPO’s $1.4 billion sale to Government Properties Income Trust (now Office Properties Income Trust, NASDAQ: OPI) • Provided valuable public company expertise in evaluating and recommending changes to corporate governance initiatives; active role in evaluating Board candidates • Successfully remediated a pre-existing material weakness with respect to financial controls • Federal Realty Investment Trust (NYSE: FRT); SVP, CFO and Treasurer from 2008 through 2012 Andy Blocher CFO, Treasurer & Secretary Mr. Blocher manages liabilities, capital raising, investor relations and financial reporting for the company High-Quality Real Estate Portfolio Conservative Capitalization 5

5 Key Personnel

Experienced team of professionals **drive NETSTREIT's day to day operations**

High-Quality Real Estate Portfolio | NETSTREIT | Conservative Capitalization



Jeff Fuge

Senior Vice President, Acquisitions

- Joined in December 2019
- Prior experience includes:
  - Director of Capital Markets at EB Arrow
  - Senior Vice President at Compass Point Research & Trading
  - Client Relations Director at Aegis Financial
- B.A. in History and minor in Business Administration from the College of Charleston; M.B.A. from George Washington University



Trish McBratney

Senior Vice President and Chief Accounting Officer

- Joined in May 2020
- Prior experience includes:
  - Chief Accounting Officer of American Bath Group
  - Chief Accounting and Administrative Officer of Mill Creek Residential Trust
  - Vice President and Controller of CyrusOne (NASDAQ: CONE)
- B.S. in Accounting from Oklahoma State University; Certified Public Accountant



Chad Shafer

Senior Vice President, Credit and Underwriting

- Joined in May 2020
- Prior experience includes:
  - Various roles at JPMorgan Chase & Co., most recently as Executive Director – Wholesale Credit Risk
  - Other roles include Head of Real Estate Banking Portfolio Management, Head of Key Relationship Group – Credit Risk, Commercial Term Lending, and Credit Manager
- B.S. in Finance from Butler University



Randy Haugh

Senior Vice President, Finance

- Joined in February 2020
- Prior experience includes:
  - U.S. Real Estate fund management group at The Carlyle Group (NASDAQ:CG)
  - Vice President of Finance and Director of Finance at First Potomac Realty Trust (NYSE: FPO)[1]
- B.S. in Economics and Certificate of Accounting from University of Virginia



Kirk Klatt

Senior Vice President, Real Estate

- Joined in December 2019
- Prior experience includes:
  - Chief Acquisitions Officer, Single-Tenant Net-Lease at EB Arrow
  - Development Services Manager for Duke Realty Corporation (NYSE: DRE)
- B.S. in Civil Engineering from Texas Tech University; M.B.A. from University of Texas at Dallas; licensed real estate salesperson in Texas



Amy An

Investor Relations Manager

- Joined in December 2019
- Prior experience includes:
  - Investor Relations Manager at EB Arrow
  - Investor Relations Associate and Real Estate Analyst at Capview Partners
- B.S. in Business Administration from the University of Texas at Dallas – Naveen Jindal School of Management

Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017.

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Corporate Responsibility 24 ▪ Dedication to reducing the Company’s ecological footprint ▪ Endorsement of renewable resources and encouragement of tenants to practice leading sustainability initiatives ▪ Implementation of energy conservation practices in the office E Environmental Responsibility ▪ Emphasis on creating a culture driven by diversity & inclusion ▪ Commitment to employee well-being & satisfaction in the workplace ▪ Creation of leading employee training and development programs to promote growth S Social Responsibility ▪ Diverse management team & board of directors ▪ Enactment of ideal board features to enhance the Company’s fiduciary responsibility to shareholders ▪ Rigorous risk management procedures to protect shareholder interests G Corporate Governance Areas of Focus NETSTREIT is committed to fulfilling its responsibility as an outstanding corporate citizen The Company’s mission is to be the leader in the net lease industry by practicing and implementing innovative, impactful Environmental, Social and Governance policies with the highest ethical standards 5

5 Board of Directors

In addition to Mr. Manheimer, the Company's board is comprised of six additional directors, five of whom are independent, each possessing diverse backgrounds in industry, public company and investment experience

Todd Minnis



Chairman of the Board

Background
- EB Arrow, CEO: Commercial real estate developer & owner
- Formerly Cypress Equities Real Estate Investment Management, CIO
- Formerly with The Staubach Company

Matt Troxell, CFA



Lead Independent Director

- Compensation Committee Chair
- Investment Committee Chair
- Audit Committee Member

Background
- Formerly AEW Capital Management, Head of AEW Real Estate Securities
- Formerly Landmark Land Company, VP

Lori Wittman



Independent Director

- Audit Committee Chair
- Nominating & Corporate Governance Committee Member

Background
- Big Rock Partners, CFO
- Global Medical REIT (NYSE: GMRE) Independent Director and Audit Committee Chair
- Formerly Care Capital Properties (NYSE: CCP), CFO
- Formerly Ventas (NYSE: VTR), SVP – Capital Markets & Investor Relations

Robin Zeigler



Independent Director

- Nominating & Corporate Governance Committee Chair
- Compensation Committee Member
- Investment Committee Member

Background
- Cedar Realty Trust (NYSE: CDR), EVP and COO
- Formerly Federal Realty Investment Trust (NYSE: FRT), COO, Mid-Atlantic

Heidi Everett



Independent Director

- Compensation Committee Member
- Nominating & Corporate Governance Committee Member

Background
- Star Cypress Partners, President and CEO
- Formerly The Wentworth Group and Stafford Family Foundation, Vice President
- Veteran of the United States Air Force

Michael Christodolou



Independent Director

- Audit Committee Member
- Investment Committee Member

Background
- Inwood Capital Management, Manager
- Lindsay Corporation (NYSE: LNN), Director, serves on Audit Committee, and Corporate Governance and Nominating Committee
- Formerly with Bass Brothers / Taylor & Company

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Company & Investment Highlights 26 NETSTREIT Is A Growth Company With A Defensive Net Lease Retail Strategy High-Quality, Diversified, and Defensive Net Lease Retail Portfolio Conservative Capitalization to Support Accretive Growth Active Asset Management to Achieve Optimal Portfolio Performance Disciplined Underwriters with Dual Focus on Credit AND Real Estate Multifaceted Investment Strategy Leveraging Deep Industry Relationships Attractive Sector Fundamentals with Compelling Growth Opportunity Seasoned Leadership Team with Extensive Track Record Platform Positioned for Scale

Definitions 27 ABR means annualized base rent. ABR is calculated by multiplying (i) cash rental payments (a) for the month ended December 31, 2020 (or, if applicable, the next full month's cash rent contractually due in the case of rent abatements, rent deferrals, recently acquired properties and properties with contractual rent increases, other than properties under development) for leases in place as of December 31, 2020, plus (b) for properties under development, the first full month's permanent cash rent contractually due after the development period by (ii) 12. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investment Grade (rated) represents tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. Investment Grade Profile (unrated) represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. Sub-investment grade (rated) represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.

28 Investor Relations ir@netstreit.com 972-597-4825